Exhibit (10)(l)(e)



                          SOUTH JERSEY INDUSTRIES, INC.

                         SCHEDULE OF OFFICER AGREEMENTS



     Pursuant to Rule 12b-31, the following sets forth the materials details which differ in the Executive Employment Agreements, the form of which is filed herewith as Exhibit (10)(l)(d).

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
                                                                                       Date of      Minimum
          Name                           Capacities in Which Served                   Agreement   Base Salary
-------------------------  -------------------------------------------------------    ---------   -----------
George L. Baulig           Secretary & Treasurer, South Jersey Industries, Inc.;       10/1/96     $125,000
                           Secretary, South Jersey Gas Company

Charles Biscieglia         President, South Jersey Gas Company;  Vice President,       10/1/96      167,000
                           South Jersey Industries, Inc.

Julius J. Bodrog           President, Energy & Minerals, Inc.; Assistant Vice          10/1/96      104,000
                           President, South Jersey Gas Company; President, R&T
                           Group, Inc.

Edward J. Graham           President, South Jersey Fuel, Inc.; Vice President,         8/1/96       110,000
                           South Jersey Gas Company

Richard J. Jackson         Senior Vice President, Operations, South Jersey Gas         6/8/98       111,000
                           Company

David A. Kindlick          Vice President, South Jersey Gas Company                    10/1/96      115,000

Janet T. Nickels           Senior Vice President, Marketing & Customer Services,       6/8/98       111,000
                           South Jersey Gas Company

Albert V. Ruggiero         Vice President, South Jersey Gas Company                    10/1/96      120,000

William J. Smethurst, Jr.  Assistant Secretary & Assistant Treasurer, South Jersey     10/1/96      105,000
                           Industries, Inc. and Energy & Minerals, Inc.; Vice
                           President & Treasurer, South Jersey Gas Company;
                           Treasurer, South Jersey Energy Company


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